                                                                    EXHIBIT 32.0

                           CERTIFICATIONS PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Abington Community Bancorp, Inc. (the "Company") on Form 10-K for the period ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert W. White, Chairman, President and Chief Executive Officer, and Jack J. Sandoski, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                /s/ Robert W. White
                                                --------------------------------
                                                Robert W. White
                                                Chairman, President and
                                                Chief Executive Officer
                                                March 27, 2006


                                                /s/ Jack J. Sandoski
                                                --------------------------------
                                                Jack J. Sandoski
                                                Senior Vice President and
                                                Chief Financial Officer
                                                March 27, 2006


A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 OF THE SARBANES-OXLEY ACT HAS BEEN PROVIDED TO ABINGTON COMMUNITY BANCORP, INC. AND WILL BE RETAINED BY ABINGTON COMMUNITY BANCORP, INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.